Exhibit 10.1

FIRST LOAN MODIFICATION AGREEMENT

This First Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of August 28, 2012 (the “First Loan Modification Effective Date”), by and between SILICON VALLEY BANK, a California corporation with a loan production office located at 555 Mission St., Suite 900, San Francisco, California 94105 (“Bank”), and REAL GOODS ENERGY TECH, INC., a Colorado corporation (“Real Goods Energy”), REAL GOODS TRADING CORPORATION, a California corporation (“Real Goods Trading”), EARTH FRIENDLY ENERGY GROUP HOLDINGS, LLC, a Delaware limited liability company (“EFEG Holdings”), ALTERIS RENEWABLES, INC., a Delaware corporation (“Alteris”), EARTH FRIENDLY ENERGY GROUP, LLC, a Delaware limited liability company (“EFEG”), SOLAR WORKS, LLC, a Delaware limited liability company (“Solar Works”), ALTERIS RPS, LLC, a Delaware limited liability company (“RPS”), and ALTERIS ISI, LLC, a Delaware limited liability company (“ISI”, and together with Real Goods Energy, Real Goods Trading, EFEG Holdings, Alteris, EFEG, Solar Works and RPS, individually and collectively, jointly and severally, the “Borrower”).

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of December 19, 2011, evidenced by, among other documents, a certain Loan and Security Agreement, dated as of December 19, 2011, between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2. DESCRIPTION OF COLLATERAL Repayment of the Obligations is secured by the Collateral as described in the Loan and Security Agreement, dated as of December 19, 2011, between REAL GOODS SOLAR, INC., a Colorado corporation (the “Secured Guarantor”), and Bank (as amended, the “Security Agreement”) (together with any other collateral security granted to Bank, the “Security Documents”).

Hereinafter, the Loan Agreement, together with all other documents executed in connection therewith evidencing, securing or otherwise relating to the Obligations shall be referred to as the “Existing Loan Documents”.

3. DESCRIPTION OF CHANGE IN TERMS.

A.	Modifications to Loan Agreement.

1	The Loan Agreement shall be amended by deleting the following text appearing as Section 2.3(a)(i) thereof:

“(i) Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus one and three-quarters percentage points (1.75%); provided that during a Streamline Period, the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate, which interest shall be payable monthly, in arrears, in accordance with Section 2.3(g) below.”

and inserting in lieu thereof the following:

“(i) Advances. Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus two and three-quarters percentage points (2.75%); provided that during a Streamline Period, the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate, which interest shall be payable monthly, in arrears, in accordance with Section 2.3(g) below.”

2	The Loan Agreement shall be amended by deleting the following text appearing as Section 6.8(a) thereof:

“(a) Maintain its and its Subsidiaries’ (other than Finco or any Subsidiary of Finco, for which this Section 6.8(a) shall be inapplicable), primary depository accounts, operating accounts and securities accounts with Bank and Bank’s affiliates with all excess funds maintained at or invested through Bank or an affiliate of Bank; provided that, Borrower shall be permitted to maintain its existing Wells Fargo Account.”

and inserting in lieu thereof the following:

“(a) Maintain its and its Subsidiaries’ (other than Finco or any Subsidiary of Finco, for which this Section 6.8(a) shall be inapplicable), primary depository accounts, operating accounts and securities accounts with Bank and Bank’s affiliates with all excess funds maintained at or invested through Bank or an affiliate of Bank; provided that, Borrower shall be permitted to maintain cash in its existing Wells Fargo Account in a maximum amount not to exceed the amount necessary to cover outstanding checks drawn on such Wells Fargo Account, with all amounts in excess thereof transferred to an account of Borrower maintained at Bank.”

3	The Loan Agreement shall be amended by inserting the following definition, in its appropriate alphabetical order, in Section 13.1 thereof:

“First Loan Modification Effective Date” is August 28, 2012.

4	The Loan Agreement shall be amended by deleting the following definition from Section 13.1 thereof:

“Revolving Line Maturity Date” is August 31, 2012 (i.e. nine months from the Effective Date).

and inserting in lieu thereof the following:

“Revolving Line Maturity Date” is October 30, 2012.

5	The Compliance Certificate attached as Exhibit B to the Loan Agreement is hereby deleted in its entirety and is replaced with Exhibit A attached hereto.

4. CONDITIONS PRECEDENT. Borrower hereby agrees that the following documents shall be delivered to the Bank prior to or concurrently with the execution of this Loan Modification Agreement, each in form and substance satisfactory to the Bank (collectively, the “Conditions Precedent”):

A.

copies, certified by a duly authorized officer of Borrower, to be true and complete as of the date hereof, of each of (i) the governing documents of Borrower as in effect on the date hereof (but only to the extent modified since last delivered to the Bank), (ii) the resolutions of Borrower authorizing the execution and delivery of this Loan Modification Agreement, the other documents executed in connection herewith and Borrower’s performance of all of the transactions contemplated hereby (but only to the extent required since last delivered to Bank), and (iii) an incumbency certificate giving the name and bearing a specimen signature of each individual who shall be so authorized on behalf of Borrower (but only to the extent any signatories have changed since such incumbency certificate was last delivered to Bank);

B.	fully executed original signature pages to the Wells Fargo Control Agreement;

C.	updated evidence of insurance; and

D.	such other documents as Bank may reasonably request.

5. FEES. Borrower shall pay to Bank an extension fee equal to Fifteen Thousand Dollars ($15,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with the Existing Loan Documents and this Loan Modification Agreement.

6. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby certifies that, other than as disclosed in the Perfection Certificate, no Collateral with a value greater than Ten Thousand Dollars ($10,000) in the aggregate is in the possession of any third party bailee (such as at a warehouse). In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral with a value in excess of Ten Thousand Dollars ($10,000) in the aggregate to such a bailee, then Borrower shall first receive, the prior written consent of Bank and such bailee must acknowledge in writing that the bailee is holding such Collateral for the benefit of Bank. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate, dated as of December 19, 2011, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in such Perfection Certificate remains true and correct in all material respects as of the date hereof.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of the Loan Agreement and each other Loan Document, and of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to waive the Existing Default pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future waivers or any other modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. JURISDICTION/VENUE. Section 11 of the Loan Agreement is hereby incorporated by reference.

12. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

[Signature page follows.]

This Loan Modification Agreement is executed as of the date first written above.

BORROWER

REAL GOODS ENERGY TECH, INC.		REAL GOODS TRADING CORPORATION

By:	/s/ Kam Mofid	By:	/s/ Kam Mofid
Name: Kam Mofid		Name: Kam Mofid
Title: Chief Executive Officer		Title: Chief Executive Officer

ALTERIS RENEWABLES, INC.		EARTH FRIENDLY ENERGY GROUP HOLDINGS, LLC

By:	/s/ Kam Mofid	By:	/s/ Kam Mofid
Name: Kam Mofid		Name: Kam Mofid
Title: Chief Executive Officer		Title: Chief Executive Officer

EARTH FRIENDLY ENERGY GROUP, LLC		SOLAR WORKS, LLC

By:	/s/ Kam Mofid	By:	/s/ Kam Mofid
Name: Kam Mofid		Name: Kam Mofid
Title: Chief Executive Officer		Title: Chief Executive Officer

ALTERIS ISI, LLC		ALTERIS RPS, LLC

	By: Alteris Renewables, Inc. Its: Sole Member		By: Alteris Renewables, Inc. Its: Sole Member

By:	/s/ Kam Mofid	By:	/s/ Kam Mofid
Name: Kam Mofid		Name: Kam Mofid
Title: Chief Executive Officer		Title: Chief Executive Officer

[Signature Page to Loan Modification Agreement]

BANK:

SILICON VALLEY BANK

By:	/s/ Dan Baldi
Name: Dan Baldi
Title: DEAL TEAM LEADER

[Signature Page to Loan Modification Agreement]

Acknowledgment and Agreement:

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Unconditional Guaranty and a certain Security Agreement, each dated as of December 19, 2012, and each document executed in connection therewith, and acknowledges, confirms and agrees that the Unconditional Guaranty, Security Agreement and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

REAL GOODS SOLAR, INC.

By:	/s/ Kam Mofid
Name: Kam Mofid
Title: Chief Executive Officer

[Signature Page to Loan Modification Agreement]

Exhibit A to First Loan Modification Agreement

EXHIBIT B

COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	REAL GOODS ENERGY TECH, INC. ET. AL.

1. The undersigned authorized officer of REAL GOODS ENERGY TECH, INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending                         with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries, if any, relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly financial statements with Compliance Certificate	Monthly within 30 days	Yes No

10-Q, 10-K and 8-K	Within 5 days after filing with SEC	Yes No

A/R & A/P Agings	Monthly within 20 days	Yes No

Transaction Reports	Weekly and with each request for a Credit Extension (Monthly within 20 days during a Streamline Period)	Yes No

Projections	Within 20 days of board approval (no later than 60 days after FYE)	Yes No

Deferred Revenue Report, Schedule of Assets with respect to 3rd party construction and financing arrangements (including performance bonds and bank statements for non-SVB bank accounts)	Monthly within 30 days	Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”)

Financial Covenant	Required	Actual		Complies/Streamline
Maintain as indicated:
Liquidity Ratio (monthly)	2:00:1.00		:1.00	Yes No
Streamline Period (Qualified Cash minus the total outstanding Obligations of Borrower owed to Bank)	$2,000,000	$		Yes No

The following financial covenant analyses and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

REAL GOODS ENERGY TECH, INC. By: Name: Title:	BANK USE ONLY Received by: AUTHORIZED SIGNER Date: Verified: AUTHORIZED SIGNER Date: Compliance Status: Yes No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall govern.

Dated:

    2.     I.     Liquidity Ratio (Section 6.9)

Tested as of the last day of each month, on a consolidated basis with respect to Borrower and its Subsidiaries

Required: 2.00:1.00

Actual:

A.	Qualified Cash	$
B.	Eligible Accounts	$
C.	Total Outstanding Obligations of Borrower owed to Bank	$
D.	Liquidity Ratio ( the sum of line A plus line B divided by line C, expressed as a ratio)		:1.00

Is line D equal to or greater than 2:00:1:00?

        No, not in compliance                                                                                                          Yes, in compliance

II.	Streamline Period.

Required: Provided no Default or Event of Default has occurred and is continuing, the period (i) beginning on the first (1st) day in which Borrower has, for each consecutive day in the immediately preceding sixty (60) day period, maintained Qualified Cash minus the total outstanding Obligations of Borrower owed to Bank, as determined by Bank, in its sole discretion, in an amount at all times greater than or equal to Two Million Dollars ($2,000,000), as determined by Bank, in its sole discretion (the “Streamline Balance”); and (ii) ending on the earlier to occur of (A) the occurrence of a Default or an Event of Default; and (B) the first day thereafter in which Borrower fails to maintain the Streamline Balance, as determined by Bank, in its sole discretion. Upon the termination of a Streamline Period, Borrower must maintain the Streamline Balance each consecutive day for thirty (30) consecutive days, as determined by Bank, in its sole discretion, prior to entering into a subsequent Streamline Period.

Actual:

A.	Qualified Cash	$
B.	Total Outstanding Obligations of Borrower owed to Bank	$
C.	Streamline Balance (line A minus line B)	$

Is line C equal to or greater than $2,000,000?

        No, not in Streamline Period                                                                                                           Yes, in Streamline Period